UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA		22033
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2011, ManTech entered into a Second Amendment (“Second Amendment”) to the Company’s Credit Agreement, dated April 30, 2007, as modified by the First Amendment and Consent, dated December 18, 2009, (“Credit Agreement”) with a syndicate of lenders, including Bank of America, N.A., which acted as administrative agent for the lenders.

Description of Material Terms of Second Amendment to Credit Agreement

The Second Amendment amended the terms and conditions of the Credit Agreement, by (i) modifying Section 7.06(e) to include the payment of cash dividends as a type of permitted restricted payment pursuant to such section; and (ii) increasing the annual amount of restricted payments permitted under Section 7.06(e). (A copy of the Credit Agreement was filed as an exhibit to our Current Report on Form 8-K filed on May 1, 2007; A copy of the First Amendment and Consent to the Credit Agreement was filed as an exhibit to our Current Report on Form 8-K filed on December 21, 2009.)

A copy of the Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Second Amendment is qualified in its entirety by reference to the terms of the Second Amendment, as filed.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Approval of the 2011 Management Incentive Plan

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 12, 2011, the Company’s stockholders approved the Management Incentive Plan of ManTech International Corporation 2011 Restatement (the “Plan”). The Management Incentive Plan of ManTech International Corporation was last approved by the Company’s stockholders at the 2006 Annual Meeting of Stockholders.

The Plan was amended and restated in order to increase the base number of shares of the Company’s Class A common stock reserved for issuance, and to preserve tax deductions for “performance-based compensation” paid under the Plan pursuant to Section 162(m) of the Internal Revenue Code.

For more information about the Plan, see our definitive proxy statement dated April 1, 2011 (the “Proxy Statement”). The description above is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, ManTech held its Annual Meeting on May 12, 2011. Holders of Class A common stock were entitled to cast one vote for each share of Class A common stock held, and holders of Class B common stock were entitled to cast ten votes for each share of Class B common stock held, for each proposal submitted to stockholders at the Annual Meeting. For more information regarding the following proposals, see the Proxy Statement, the relevant portions of which are hereby incorporated by reference.

Proposal 1: The Company’s stockholders elected nine directors to serve on the Board until the 2012 Annual Meeting of Stockholders. The votes regarding this proposal were as follows:

Director Name	For	Withheld	Broker Non-Votes
George J. Pedersen	152,939,712	335,457	1,373,476
Richard L. Armitage	153,127,792	147,377	1,373,476
Mary K. Bush	153,094,118	181,051	1,373,476
Barry G. Campbell	152,412,030	863,139	1,373,476
Walter R. Fatzinger, Jr.	152,415,157	860,012	1,373,476
David E. Jeremiah	152,413,752	861,417	1,373,476
Richard J. Kerr	153,198,706	76,463	1,373,476
Kenneth A. Minihan	153,200,267	74,902	1,373,476
Stephen W. Porter	153,096,317	178,852	1,373,476

Proposal 2: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
152,003,466	1,251,775	19,927	1,373,476

Proposal 3: The Company’s stockholders approved, on a non-binding advisory basis, the option of every three years as the preferred frequency for holding an advisory vote on the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
17,575,456	37,820	135,639,285	22,608	1,373,476

The Company has considered the outcome of the advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the Proxy Statement, that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years until the next advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Proposal 4: As described in Item 5.02 above, the Company’s stockholders approved the Management Incentive Plan of ManTech International Corporation 2011 Restatement. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
145,719,230	7,536,590	19,348	1,373,476

Proposal 5: The Company’s stockholders ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes regarding this proposal were as follows:

For	Against	Abstain
154,518,939	96,017	15,021

Item 8.01	Other Events.

On May 16, 2011, the Company issued a press release announcing that its Board of Directors approved the initiation of a regular dividend program. The Board declared a semi-annual dividend in the amount of $0.42 per share, which will be paid on June 15, 2011 to stockholders of record as of the close of business on June 2, 2011. Future dividends will be subject to the approval of the Board of Directors. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Second Amendment, dated May 12, 2011, by and among the registrant and a syndicate of lenders, including Bank of America, N.A., acting as administrative agent for the lenders.

10.2*	Management Incentive Plan of ManTech International Corporation 2011 Restatement

99.1	ManTech International Corporation Press Release, dated May 16, 2011, announcing a semi-annual cash dividend.

*	Management contract or compensatory plan or arrangement required to be filed as an Exhibit to the report pursuant to item 14(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: May 16, 2011	By:	/s/ Michael R. Putnam
Michael R. Putnam
Senior Vice President – Corporate & Regulatory Affairs